SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 22, 2000


                             MEDICAL DYNAMICS, INC.
                    ---------------- -----------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

          Colorado                                              84-0631765
--------------------------------------------------------------------------------
(State or other jurisdiction of                               (IRS Employer
incorporation or organization)                            Identification Number)


                             99 Inverness Drive East
                            Englewood, Colorado 80112
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 790-2990

                                 not applicable
                         ------------------------------
                  former name or former address, if applicable




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Item 5. Other Events.

     In December 1999, Medical Dynamics, Inc. (Nasdaq SmallCap-MEDY), a nationwide provider of dental practice management software and integrated technology solutions, announced a definitive merger agreement with InfoCure Corporation (Nasdaq-INCX) by which InfoCure will acquire all outstanding Medical Dynamics common stock in exchange for InfoCure common stock. Effective as of June 22, 2000, MEDY and Infocure entered into an amendment to that extended the outside completion date from July 31, 2000 until August 31, 2000, and extended other dates in the agreement comparably. In addition, the parties had earlier cancelled the previous amendment announced in Form 8-K dated May 22, 2000, which had provided that Infocure had the right to pay cash to persons holding a limited number of shares of Medical Dynamics.

     On April 14, 2000, Infocure filed a registration statement on Form S-4 for the contemplated transaction and filed an amendment thereto on June 20. The registration statement filed by Infocure included MEDY's proxy statement for its special meeting of shareholders to consider the transaction. Currently that meeting is scheduled for July 31, 2000, with a record date for that meeting of June 9, 2000. The merger is subject to approval by Medical Dynamics shareholders at a meeting.

     Upon completion of the merger, one current share of Medical Dynamics common stock will convert to .05672 shares of InfoCure common stock. This conversion ratio will be subject to certain adjustments to the extent the price of InfoCure common stock in the public market increases above $22.04 per share or decreases below $13.22 per share.

     Certain statements contained in this report may be forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks including, but not limited to, future economic conditions, competitive products and pricing, new product development, the delivery of products under existing contracts and other factors.

Item 7. Financial Statements and Exhibits

     (A) Not applicable.

     (B) Not applicable.

     (C) Exhibits

1. Amendment dated June 22, 2000, to the Agreement and Plan of Merger by and between Medical Dynamics, Inc., CADI Acquisition Corporation., and InfoCure Corporation dated as of December 21, 1999, as previously amended April 10, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MEDICAL DYNAMICS, INC.

June 22, 2000                                  By: /s/ Van A. Horsley
                                                   -----------------------------
                                                   Van A. Horsley, President

                                   0655434.03
                     Second AMENDMENT TO AGREEMENT and plan
                 OF MERGER BY AND AMONG MEDICAL DYNAMICS, INC.,
                            INFOCURE CORPORATION AND
                          CADI ACQUISITION CORPORATION

     THIS SECOND AMENDMENT TO THE PLAN AND AGREEMENT OF MERGER by and among InfoCure Corporation, a Delaware corporation ("Parent"), CADI Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Parent ("Merger Sub") and Medical Dynamics, Inc., a Colorado corporation ("Company") dated December 21, 1999 (the "Merger Agreement") is entered into this 22nd day of June, 2000. Capitalized terms used herein, but not defined shall have the meanings ascribed to such terms in the Merger Agreement.

                              W I T N E S S E T H :

     WHEREAS, pursuant to the terms of the Merger Agreement, as amended by that certain First Amendment to the Plan and Agreement of Merger dated April 10, 2000, Merger Sub shall merge with and into Company; and

     WHEREAS, the parties desire to further amend the Merger Agreement.

     NOW, THEREFORE, Company, Parent and CADI hereby agree to amend the Merger Agreement as follows:

     1. Change in Termination Date. Section 8.1.B. of the Merger Agreement is hereby amended to delete Section 8.1.B. in its entirety and to insert in lieu thereof the following Section 8.1.B.:

                    "8.1.B. By either Company or Parent if the Merger shall not have been consummated by August 31, 2000 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1.B. shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement."

     Except as modified herein, the terms and conditions of the Merger Agreement shall remain in full force and effect.

     The Boards of Directors of Company and Parent have approved and declared advisable this Second Amendment, and have approved the Merger and the other transactions contemplated thereby and have determined to recommend that the shareholders of Company adopt and approve (i) the Merger Agreement; (ii) the First Amendment to the Merger Agreement; (iii) the Second Amendment to the Merger Agreement and (iv) the Merger transaction.

     This Second Amendment may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]




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         IN WITNESS  WHEREOF,  this Second Amendment has been executed as of the date first written above.

                                     PARENT:

                                     InfoCure Corporation




                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     MERGER SUB:

                                     CADI Acquisition Corporation




                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     COMPANY:

                                     Medical Dynamics, Inc.




                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------